ALLIANCE/REGENT SECTOR OPPORTUNITY FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997



LETTER TO SHAREHOLDERS
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

April 14, 1997

Dear Shareholder:

As you probably know, your Fund began operations on December 16, 1996. During its first 10 weeks of operation, the Fund showed a 3.60% return, compared with 5.01% for the S&P 500 Stock Index. This short-term underperformance stems largely from the sector positioning of the Fund, which is intended to reflect longer-term judgments about the growth prospects of individual industries.


INVESTMENT RESULTS*
                                           TOTAL RETURNS
                                        DECEMBER 16, 1996-
                                        FEBRUARY 28, 1997
                                        ------------------
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
   Class A                                      3.60%
   Class B                                      3.60%
   Class C                                      3.60%

S&P 500 STOCK INDEX                             5.01%


* THE FUND'S INVESTMENT RESULTS REPRESENT CUMULATIVE TOTAL RETURNS FOR THE PERIOD SHOWN AND ARE BASED ON THE NET ASSET VALUE OF EACH SHARE CLASS AS OF FEBRUARY 28, 1997. TOTAL RETURNS FOR ADVISOR CLASS SHARES WERE ALSO 3.60% FROM INCEPTION THROUGH 2/28/97.


U.S. ECONOMIC AND STOCK MARKET OUTLOOK
U.S. financial markets have been relatively turbulent thus far in 1997, with frequent single-day stock market declines of one percent or more. Meanwhile, inflation concerns have driven long-term bond yields substantially higher. Comments by Federal Reserve Chairman Alan Greenspan in December led to concerns that stock prices had simply risen too far. As a result, uncertainty over the course of Fed policy has continued to weigh on both stocks and bonds.

Despite this turbulence, we believe that the economic background for U.S. stocks remains highly positive. The economy continues to grow without serious inflation. For example, even with robust growth early this year and in late 1996, the core inflation rate fell to 2.5% for the year through February. The non-inflationary nature of U.S. growth today is the result of several long term trends which should remain in place for years to come. Rapid technological change and strong capital spending continue to spur productivity gains, while fierce global competition continues to restrain price increases. Combined with a muted inventory cycle and greater flexibility in labor markets, this improved inflation performance has, in turn, helped make the U.S. economy more stable by preventing the emergence of once-typical cyclical excesses. As a result, we see little reason why the current business expansion, despite its greater-than-average length, should not continue through this year and beyond.

In the short-term, however, economic activity has become more robust than the Federal Reserve would like. This has prompted a monetary tightening which the Fed views as pre-emptive. However, even if the Fed does raise short-term rates further, we do not expect a major shift in monetary policy along the lines of the 3% 1994-95 tightening. This is because short-term interest rates are already relatively high in inflation-adjusted terms. At the same time, a modest tightening, such as we expect, poses relatively little risk of recession, particularly when the forces driving economic growth are as global, as diverse, and as deeply rooted as they are today.

Thus, our view of the economy remains relatively optimistic. We expect continued growth with moderate inflation. While the Fed may tighten further, it is unlikely to choke the expansion or seriously threaten earnings. On balance, the economy should continue to provide a favorable context for stocks.

OPPORTUNITY AMID TURBULENCE
We believe that stocks as a whole, as measured by the S&P 500, are now close to fair value relative to consensus growth expectations. Some sectors and many individual stocks have declined far more than these averages, despite strong long-term fundamentals in many cases. Many of these issues clearly offer attractive opportunities.

The challenge over the remainder of 1997 is likely to be one of finding the right balance between a positive long-term outlook and a more clouded short-term picture. For example, the two sectors which have benefited most from the structural changes driving growth today, technology


1



ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

and finance, are both vulnerable to rising interest rates. The outlook for economically sensitive stocks also becomes less clear when stronger-than-expected growth is leading the Fed toward a tighter stance. Such divergences between long-term and short-term forces can produce both volatility and opportunity.

INVESTMENT STRATEGY
Despite these uncertainties, we continue to position your Fund to benefit from a relatively robust economy. There are two main reasons for this. First, our economic forecast calls for continued growth, with strength in both consumer spending and business investment. Second, we believe that economically sensitive stocks are undervalued. In our view, the market consensus still underestimates the potential longevity of the current business expansion and overestimates the risk of recession. Therefore, we believe the market has overvalued stocks such as food and beverage companies whose earnings are viewed as recession resistant, while creating opportunity in more economically sensitive sectors.

As a result, we have increased positions in such consumer cyclical industries as retailing and media, while retaining overweight positions in capital equipment and related manufacturing industries. We have more moderately overweighted positions in financial services and technology, although both groups have struggled in the face of rising interest rates. The prospect of more intense competition in some high-tech industries, like networking equipment, has heightened uncertainty in technology. Our energy holdings are roughly in line with the market. While the 1996 oil price increase has now largely reversed itself, strong exploration activity and consolidation in downstream operations should continue to drive strong earnings growth for oil and oil service companies. We are underweighted in other commodity-related industries such as paper and metals because we foresee little upward pressure on basic commodity prices. We are maintaining well below market positions in consumer non-durables (food, beverage, tobacco, household products, etc.). As mentioned above, we believe these groups are largely overvalued.

Thank you for your interest and investment in Alliance/Regent Sector Opportunity Fund. We look forward to reporting its progress to you in future periods.

Sincerely,


John D. Carifa
Chairman and President


Gene Lancaric
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

Alliance/Regent Sector Opportunity Fund seeks long-term growth of capital through investment in U.S. equity securities. The Fund utilizes a "top-down" investment approach focusing on economic analysis to determine portfolio allocation among market sectors and industries, and pursues its objective by investing in a diversified portfolio of securities of U.S. issuers that have a market capitalization of at least one billion dollars.



INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURNS AS OF FEBRUARY 28, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*               3.60%         -0.77%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*               3.60%         -0.40%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*               3.60%          2.60%


The average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares may differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception date for Class A, B and C shares was 12/16/96.


3



TEN LARGEST HOLDINGS
FEBRUARY 28, 1997 (UNAUDITED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

COMPANY                                     VALUE         PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
NationsBank Corp.                       $  155,675                   4.4%
Travelers Group, Inc.                      139,425                   4.0
BankAmerica Corp.                          113,750                   3.2
Intel Corp.                                113,500                   3.2
Philip Morris Cos., Inc.                   108,100                   3.1
Phillips Petroleum Co.                     103,437                   2.9
Merck & Co., Inc.                          101,200                   2.9
American Express Co.                        98,063                   2.8
Johnson Controls, Inc.                      92,675                   2.6
General Electric Co.                        92,588                   2.6
                                        $1,118,413                  31.7%


MAJOR PORTFOLIO CHANGES
DECEMBER 16, 1996* TO FEBRUARY 28, 1997 (UNAUDITED)
_______________________________________________________________________________

                                                         SHARES
                                         --------------------------------------
PURCHASES                                   BOUGHT          HOLDINGS 2/28/97
-------------------------------------------------------------------------------
American Express Co.                         1,500                 1,500
BankAmerica Corp.                            1,000                 1,000
General Electric Co.                           900                   900
Intel Corp.                                    800                   800
Johnson Controls, Inc.                       1,100                 1,100
Merck & Co., Inc.                            1,100                 1,100
NationsBank Corp.                            2,600                 2,600
Philip Morris Cos., Inc.                       800                   800
Phillips Petroleum Co.                       2,500                 2,500
Travelers Group, Inc.                        2,600                 2,600


*  Commencement of operations.


4



PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997 (UNAUDITED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-96.5%
TECHNOLOGY-19.7%
COMPUTER HARDWARE-4.6%
COMPAQ Computer Corp. (a)                           900      $    71,325
Dell Computer Corp. (a)                             700           49,787
Sun Microsystems, Inc. (a)                        1,400           43,225
                                                             ------------
                                                                 164,337

COMPUTER SOFTWARE-8.0%
HBO & Co.                                           600           34,575
Informix Corp. (a)                                1,400           24,325
Microsoft Corp. (a)                                 800           78,000
Netscape Communications Corp. (a)                   900           26,213
Oracle Corp. (a)                                  1,900           74,575
Peoplesoft, Inc. (a)                              1,100           43,862
                                                             ------------
                                                                 281,550

NETWORK SOFTWARE-1.9%
Cisco Systems, Inc. (a)                           1,200           66,750

SEMI-CONDUCTOR CAPITAL EQUIPMENT-2.0%
Applied Materials, Inc. (a)                       1,400           70,875

SEMI-CONDUCTOR COMPONENTS-3.2%
Intel Corp.                                         800          113,500
                                                             ------------
                                                                 697,012

FINANCE-17.8%
BANKING - MONEY CENTER-3.2%
BankAmerica Corp.                                 1,000          113,750

BANKING - REGIONAL-6.9%
Mellon Bank Corp.                                 1,100           88,412
NationsBank Corp.                                 2,600          155,675
                                                             ------------
                                                                 244,087

INSURANCE-4.9%
General Reinsurance Corp.                           200           33,925
Travelers Group, Inc.                             2,600          139,425
                                                             ------------
                                                                 173,350

MISCELLANEOUS-2.8%
American Express Co.                              1,500           98,063
                                                             ------------
                                                                 629,250

CONSUMER SERVICES-15.8%
APPAREL-2.5%
Nike, Inc. Cl.B                                   1,200           86,250

BROADCASTING & CABLE-0.9%
Cox Communications, Inc. Cl.A (a)                 1,500           30,187

ENTERTAINMENT & LEISURE-1.5%
Eastman Kodak Co.                                   600           53,775

PRINTING & PUBLISHING-4.3%
McGraw-Hill Cos., Inc.                            1,400           72,625
New York Times Co. Cl.A                           1,800           80,100
                                                             ------------
                                                                 152,725

RETAIL - GENERAL MERCHANDISE-6.6%
Federated Department Stores, Inc. (a)             2,200           76,450
Home Depot, Inc.                                  1,600           87,200
Sears, Roebuck & Co.                              1,300           70,525
                                                             ------------
                                                                 234,175
                                                             ------------
                                                                 557,112

HEALTH CARE-9.1%
DRUGS-4.7%
Merck & Co., Inc.                                 1,100          101,200
Pfizer, Inc.                                        700           64,138
                                                             ------------
                                                                 165,338

MEDICAL PRODUCTS-1.3%
Medtronic, Inc.                                     700           45,325

MEDICAL SERVICES-3.1%
Columbia/HCA Healthcare Corp.                     1,700           71,400
United Healthcare Corp.                             800           39,900
                                                             ------------
                                                                 111,300
                                                             ------------
                                                                 321,963


5



PORTFOLIO OF INVESTMENTS
(CONTINUED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

COMPANY                                          SHARES           VALUE
-------------------------------------------------------------------------
ENERGY-8.2%
DOMESTIC INTEGRATED-2.9%
Phillips Petroleum Co.                            2,500      $   103,437

INTERNATIONAL-2.0%
Texaco, Inc.                                        700           69,212

OIL SERVICE-1.6%
Baker Hughes, Inc.                                  800           28,400
Schlumberger, Ltd.                                  300           30,188
                                                             ------------
                                                                  58,588

PIPELINES-1.7%
Enron Corp.                                       1,500           59,813
                                                             ------------
                                                                 291,050

CONSUMER STAPLES-6.6%
COSMETICS-2.3%
Avon Products, Inc.                               1,400           81,550

HOUSEHOLD PRODUCTS-1.2%
Colgate-Palmolive Co.                               400           41,400

TOBACCO-3.1%
Philip Morris Cos., Inc.                            800          108,100
                                                             ------------
                                                                 231,050

CAPITAL GOODS-6.3%
ELECTRICAL EQUIPMENT-5.3%
General Electric Co.                                900           92,588
Johnson Controls, Inc.                            1,100           92,675
                                                             ------------
                                                                 185,263

MACHINERY-1.0%
Allied-Signal, Inc.                                 500           36,125
                                                             ------------
                                                                 221,388

TRANSPORTATION-3.3%
AIR FREIGHT-1.9%
Federal Express Corp. (a)                         1,300           66,950

RAILROAD-1.4%
Burlington Northern Santa Fe                        600           49,950
                                                             ------------
                                                                 116,900

AEROSPACE & DEFENSE-3.3%
AEROSPACE-3.3%
General Dynamics Corp.                              500           33,625
United Technologies Corp.                         1,100           82,775
                                                             ------------
                                                                 116,400

CONSUMER MANUFACTURING-2.0%
AUTO & RELATED-2.0%
Chrysler Corp.                                    1,100           37,263
General Motors Corp.                                600           34,725
                                                             ------------
                                                                  71,988

MULTI INDUSTRY COMPANIES-1.8%
Tyco International, Ltd.                          1,100           64,900

UTILITIES-1.4%
Texas Utilities Co.                               1,200           48,450

BASIC INDUSTRY-1.2%
CHEMICALS-1.2%
Dow Chemical Co.                                    500           40,500
Total Common Stocks (cost $3,293,730)                          3,407,963

TOTAL INVESTMENTS-96.5%
  (cost $3,293,730)                                            3,407,963
Other assets less liabilities-3.5%                               124,609

NET ASSETS-100%                                               $3,532,572


(a)  Non-income producing securities.
     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $3,293,730)             $3,407,963
  Cash                                                                 183,558
  Deferred organization expenses                                       287,645
  Receivable for capital stock sold                                     77,006
  Receivable due from Advisor                                           17,983
  Dividend receivable                                                    5,218
  Total assets                                                       3,979,373

LIABILITIES
  Organization expense payable                                         299,203
  Payable for investment securities purchased                           98,590
  Distribution fee payable                                                 546
  Accrued expenses and other liabilities                                48,462
  Total liabilities                                                    446,801

NET ASSETS                                                          $3,532,572

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $      341
  Additional paid-in capital                                         3,448,449
  Accumulated net investment loss                                      (30,049)
  Accumulated net realized loss on investments                            (402)
  Net unrealized appreciation of investments                           114,233
                                                                    $3,532,572

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($544,413/
    52,560 shares of capital stock issued and outstanding)              $10.36
  Sales charge--4.25% of public offering price                             .46
  Maximum offering price                                                $10.82

  CLASS B SHARES
  Net asset value and offering price per share($786,397/
    75,916 shares of capital stock issued and outstanding)              $10.36

  CLASS C SHARES
  Net asset value and offering price per share($5,137/
    496 shares of capital stock issued and outstanding)                 $10.36

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($2,196,625
    /212,070 shares of capital stock issued and outstanding)            $10.36


See notes to financial statements.


7



STATEMENT OF OPERATIONS
DECEMBER 16, 1996* TO FEBRUARY 28, 1997 (UNAUDITED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                              $  6,487
  Interest                                                  3,051     $  9,538

EXPENSES
  Advisory fee                                              3,507
  Distribution fee - Class A                                  230
  Distribution fee - Class B                                  579
  Administrative                                           24,900
  Custodian                                                19,341
  Audit and legal                                          17,735
  Amortization of organization expenses                    11,808
  Printing                                                  8,732
  Directors' fees                                           8,656
  Transfer agency                                           6,319
  Registration                                                828
  Miscellaneous                                             1,481
  Total expenses                                          104,116
  Less: expenses waived and assumed by adviser
    (See Note B)                                          (64,529)
  Net expenses                                                          39,587
  Net investment loss                                                  (30,049)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                            (402)
  Net unrealized appreciation of investments                           114,233
  Net gain on investments                                              113,831

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 83,782


*  Commencement of operations.
   See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

                                                         DECEMBER 16, 1996*
                                                                 TO
                                                         FEBRUARY 28, 1997
                                                             (UNAUDITED)
                                                         ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                       $  (30,049)
  Net realized loss on investment transactions                    (402)
  Net unrealized appreciation of investments                   114,233
  Net increase in net assets from operations                    83,782

CAPITAL STOCK TRANSACTIONS
  Net increase                                               3,348,490
  Total increase                                             3,432,272

NET ASSETS
  Beginning of period                                          100,300
  End of period                                             $3,532,572


*  Commencement of operations.
   See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance/Regent Sector Opportunity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on December 16, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on October 7, 1996. The fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $299,453 have been deferred and are being amortized on a straight-line basis through December, 2001.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Investment gains and losses are determined on the identified cost basis.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. As of January 13, 1997, the Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 3.00%, 3.70%, 3.70% and 2.70% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the period ended February 28, 1997, such reimbursement amounted to $36,629.


10



ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended February 28, 1997, the Adviser voluntarily agreed to waive its fees for such services.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. No such compensation was paid for the period ended February 28, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $113 from the sales of Class A shares for the period ended February 28, 1997.

Brokerage commissions paid on securities transactions for the period ended February 28, 1997, amounted to $2,305, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") an affiliate of the Adviser nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $76,551 and $10,125, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Advisor may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $3,362,792 and $68,660, respectively, for the period ended February 28, 1997. There were no purchases or sales of U.S. government or government agency obligations for the period ended February 28, 1997. At February 28, 1997 the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $198,128 and gross unrealized depreciation of investments was $83,895 resulting in net unrealized appreciation of $114,233.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                  SHARES              AMOUNT
                          ------------------   ------------------
                          DECEMBER 16, 1996*   DECEMBER 16, 1996*
                                      TO                  TO
                          FEBRUARY 28, 1997    FEBRUARY 28, 1997
                               (UNAUDITED)         (UNAUDITED)
                          ------------------   ------------------
CLASS A
Shares sold                       52,550           $  528,369

CLASS B
Shares sold                       75,906           $  784,415

CLASS C
Shares sold                          486           $    5,043

ADVISOR CLASS
Shares sold                      202,070           $2,030,663


*  Commencement of operations.


12



FINANCIAL HIGHLIGHTS
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                       ADVISOR
                                              CLASS A       CLASSB       CLASS C        CLASS
                                           DECEMBER 16,  DECEMBER 16,  DECEMBER 16,  DECEMBER 16,
                                               1996(a)      1996(a)      1996(a)      1996(a)
                                                  TO           TO           TO           TO
                                           FEB. 28,1997  FEB. 28,1997  FEB. 28,1997  FEB. 28,1997
                                            (UNAUDITED)   (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                                           ------------  ------------  ------------  ------------
Net asset value, beginning of period           $10.00        $10.00        $10.00        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                          (.14)         (.02)         (.02)         (.14)
Net realized and unrealized gain on
  investments                                     .50           .38           .38           .50
Net increase in net asset value from
  operations                                      .36           .36           .36           .36
Net asset value, end of period                 $10.36        $10.36        $10.36        $10.36

TOTAL RETURN
Total investment return based on net
  asset value (c)                                3.60%         3.60%         3.60%         3.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $544          $786            $5        $2,197
Ratio to average net assets of:
  Expenses, under current cap (d)(e)             3.00%         3.70%         3.70%         2.70%
  Expenses, net of waivers/
    reimbursements (d)(f)                        9.30%         3.70%        13.90%         9.10%
  Net investment loss (d)                       (7.42)%       (1.59)%      (10.61)%       (7.04)%
Portfolio turnover rate                             3%            3%            3%            3%
Average commission rate                        $.0500        $.0500        $.0500        $.0500


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Expense cap in effect as of January 13, 1997.

(f) Net of expenses waived/reimbursed by the Adviser. Absent such waivers/reimbursements the expense ratios would have been 23.22%, 19.26%, 29.21%, and 22.57% for Class A, Class B, Class C and Advisor Class Shares, respectively, for the period ending February 28, 1997.


13



ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
EUGENE L. LANCARIC, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER
EDMUND P. BERGAN, JR., SECRETARY

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

INDEPENDANT AUDITORS
ERNST & YOUNG LLP
787 SEVENTH AVENUE
New York, NY 10019

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the audit committee.

     Distribution of this report other than to shareholders must be preceded or accompanied by the Fund's current prospectus, which contains further information about the Fund.

R These registered service marks used under license from the owner, Alliance Capital Management L.P.


14



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


15